ABSC OOMC 2006-HE3
Asset Backed Securities Portfolio Analysis

4,871 records
Balance: 965,389,463
All records

Selection Criteria: All records
Table of Contents

1.

FICO (First Liens Only)

2.

FICO (Second Liens Only)

3.

FICO (IO Loans)

1. FICO (First Liens Only)

FICO (First Liens Only)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
0 - 19	2,429,439.81	75.03	95.00	80.06	100.00	0.00	9.876	7.360	6.28
500 - 519	42,586,431.54	75.02	95.00	59.99	97.92	0.00	9.351	7.092	0.68
520 - 539	42,513,210.96	74.21	100.00	61.85	98.61	0.00	9.395	7.101	1.50
540 - 559	45,339,728.32	75.77	100.00	60.18	91.55	0.50	9.123	7.151	1.79
560 - 579	80,128,385.01	76.68	96.86	69.39	96.35	3.11	8.287	6.575	8.61
580 - 599	123,990,923.49	77.70	100.00	65.24	95.21	18.51	7.993	6.291	18.03
600 - 619	130,654,386.72	80.15	100.00	66.34	93.80	18.86	7.900	6.257	22.78
620 - 639	126,965,911.87	81.85	100.00	61.97	92.71	25.73	7.716	6.058	19.28
640 - 659	103,181,878.42	81.82	100.00	43.61	89.96	25.95	7.709	6.062	24.21
660 - 679	79,277,398.90	81.80	100.00	39.23	88.20	25.91	7.489	5.893	25.35
680 - 699	57,313,886.24	83.05	95.00	31.04	86.82	34.27	7.359	5.845	27.71
700 - 719	34,213,765.68	84.43	100.00	28.25	84.06	16.48	7.335	5.880	20.38
720 - 739	20,154,508.15	81.13	100.00	25.98	74.26	17.44	7.396	5.838	26.21
740 - 759	14,148,966.08	82.10	100.00	27.21	80.83	27.05	7.273	5.741	32.41
760 - 779	12,370,342.61	77.90	100.00	28.84	77.48	34.71	6.882	5.795	18.25
780 - 799	8,498,232.54	78.27	100.00	35.82	100.00	22.04	6.616	5.441	28.92
800 - 819	384,000.00	80.00	80.00	100.00	100.00	100.00	5.375	0.000	100.00
Total:	924,151,396.34	79.69	100.00	54.38	91.89	18.34	7.964	6.286	18.21

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2. FICO (Second Liens Only)

FICO (Second Liens Only)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
0 - 19	98,294.94	100.00	100.00	100.00	100.00	0.00	11.224	0.000	0.00
500 - 519	17,684.32	95.00	95.00	100.00	100.00	0.00	11.900	0.000	0.00
520 - 539	41,847.00	95.00	95.00	100.00	100.00	0.00	11.837	0.000	0.00
540 - 559	183,763.16	70.59	100.00	49.35	100.00	0.00	11.456	8.775	0.00
560 - 579	1,040,192.70	95.97	100.00	95.20	100.00	0.00	12.342	0.000	0.00
580 - 599	5,912,727.14	96.52	100.00	94.49	100.00	0.00	11.994	7.671	0.00
600 - 619	6,661,681.37	96.79	100.00	94.57	100.00	0.00	11.652	9.440	0.00
620 - 639	6,863,469.48	95.05	100.00	70.71	98.80	0.00	11.335	0.000	0.00
640 - 659	6,605,405.84	97.20	100.00	56.21	100.00	0.00	11.041	7.275	0.00
660 - 679	5,171,899.84	98.45	100.00	48.02	99.08	0.00	10.534	8.000	0.00
680 - 699	3,164,781.90	99.90	100.00	25.87	100.00	0.00	10.282	0.000	0.00
700 - 719	2,299,016.68	98.89	100.00	35.57	100.00	0.00	9.966	0.000	0.00
720 - 739	1,044,985.51	99.82	100.00	20.93	100.00	0.00	9.999	0.000	0.00
740 - 759	1,615,389.60	99.42	100.00	19.32	100.00	0.00	10.011	0.000	0.00
760 - 779	120,880.49	100.00	100.00	100.00	100.00	0.00	9.150	0.000	0.00
780 - 799	396,047.00	98.22	100.00	21.43	100.00	0.00	10.101	0.000	0.00
Total:	41,238,066.97	97.16	100.00	64.38	99.68	0.00	11.098	8.261	0.00

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3. FICO (IO Loans)

FICO (IO Loans)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
540 - 559	228,000.00	80.00	80.00	0.00	100.00	100.00	9.200	7.700	0.00
560 - 579	2,495,286.65	76.12	85.00	59.52	100.00	100.00	7.914	6.451	10.32
580 - 599	22,954,341.61	76.17	95.00	50.87	99.63	100.00	7.595	6.059	16.08
600 - 619	24,638,485.71	82.67	100.00	68.20	100.00	100.00	7.575	6.094	28.58
620 - 639	32,669,571.13	82.17	98.97	60.37	100.00	100.00	7.355	5.814	24.11
640 - 659	26,771,742.78	80.35	95.00	38.95	100.00	100.00	7.306	5.822	22.51
660 - 679	20,541,298.98	81.94	100.00	53.12	98.71	100.00	7.188	5.613	26.45
680 - 699	19,644,064.86	81.85	95.00	31.13	100.00	100.00	7.020	5.530	39.11
700 - 719	5,637,037.49	87.52	100.00	17.18	100.00	100.00	7.424	5.934	31.10
720 - 739	3,515,484.47	82.45	100.00	10.33	100.00	100.00	6.870	5.350	61.35
740 - 759	3,827,899.48	84.27	100.00	0.00	100.00	100.00	6.859	5.409	53.81
760 - 779	4,294,093.08	67.40	83.70	22.85	100.00	100.00	6.069	4.950	42.46
780 - 799	1,872,916.07	70.72	92.84	60.97	100.00	100.00	6.045	4.933	17.68
800 - 819	384,000.00	80.00	80.00	100.00	100.00	100.00	5.375	0.000	100.00
Total:	169,474,222.31	80.71	100.00	47.78	99.79	100.00	7.293	5.812	27.45

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Mar 20, 2006 17:41

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.